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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 10, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                          1-13925                  38-3389456
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 10, 2003, Championship Auto Racing Teams, Inc. (the "Company"), announced that today that last Thursday, November 6, 2003, it received the comments of the Securities and Exchange Commission's ("SEC") to its preliminary proxy statement relating to the proposed merger with Open Wheel Racing Series LLC that was submitted to the SEC in early October 2003. The Company intends to respond promptly to the comments made by the SEC to the proxy statement and resubmit the revised proxy statement to the SEC later this week.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
99.1            Press release dated November 10, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of November, 2003.

                                   CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                   By:       /s/ Thomas L. Carter
                                      ---------------------------------------
                                            Thomas L. Carter,
                                            Chief Financial Officer


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